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                                                                     EXHIBIT 4.1


This Certifies that is the owner of
COMMON     COMMON
PAR VALUE
$0.01
PER SHARE    PAR VALUE
$0.01
PER SHARE
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE
IN THE CITY OF NEW YORK
CUSIP 24522P 10 3
SEE REVERSE FOR
CERTAIN DEFINITIONS
REGISTERED:
THE BANK OF NEW YORK
REGISTRAR,
BY



AUTHORIZED OFFICER
COUNTERSIGNED:
THE BANK OF NEW YORK
TRANSFER AGENT,
BY



AUTHORIZED OFFICER
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF
Del Monte Foods Company transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         Witness the seal of the Corporation and the
signatures of its duly authorized officers.
Dated
SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER
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A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM        N         as tenants in common
     TEN ENT        N         as tenants by the entireties
     JT TEN         N         as joint tenants with right of
                    survivorship and not as tenants in common


           UNIF GIFT MIN ACT N                               Custodian

(Minor)                 (Cust)

                   under Uniform Gifts to Minors
                   Act
                                                      (State)
                                                            UNIF TRF MIN ACT N
                    Custodian (until age                      )
                         (Cust)
                                                    under Uniform Transfers
                              (Minor)
                    to Minors Act
                                                            (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,
hereby sell, assign and transfer unto
           PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE




(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated


The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


NOTICE:


Signature Guaranteed:


THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION, OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM) PURSUANT TO SEC RULE 17Ad-15.